SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):

July 12, 2023

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Rapid Therapeutic Science Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-55018 (Commission File Number)	46-2111820 (IRS Employer Identification No.)

558 County Road 472 De Leon, TX (Address of principal executive offices)	76444 (Zip code)

Registrant’s telephone number, including area code: (800) 497-6059

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.01.Change in Registrant’s Certifying Accountant.

Effective July 12, 2023, PWR CPA, LLP (“PWR”) advised Rapid Therapeutic Science Laboratories, Inc. (the “Company”) that it had reached a decision to resign as the Company’s independent registered public accounting firm for business reasons. As a result, the Company’s Board of Directors recommended and approved the engagement of TPS Thayer, LLC (“TPS”) to serve as the Company’s independent registered public accounting firm, effective immediately.

The report of PWR on the financial statements of the Company as of and for the two years ended December 31, 2022, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two fiscal years ended December 31, 2022, and the subsequent interim period from January 1, 2023 to the date of this report, there were no disagreements between the Company and PWR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWR, would have caused PWR to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.

During the Company’s fiscal year ended December 31, 2022, and the subsequent interim period from January 1, 2023 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended December 31, 2022 and 2021, and the subsequent interim period from January 1, 2023 to the date of this report, the Company did not consult with TPS regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided PWR with a copy of the disclosures in this report and has requested that PWR furnish it with a letter containing its statements with regard to this matter. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

The following Exhibits are filed herewith:

Exhibit No.	Description

16.1	Letter to the Company from PWR CPA, LLP dated July 12, 2023.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RAPID THERAPEUTIC SCIENCE

LABORATORIES, INC.

/s/ Donal R. Schmidt, Jr.

Donal R. Schmidt, Jr.

Chief Executive Officer

July 14, 2023